SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2006

The original Form 8-K filed on November 15, 2006 has been amended by this Form 8-K/A to replace the Pooling and Servicing Agreement dated as of October 1, 2006 previously filed with respect to the Bear Stearns Mortgage Alt-A Trust 2006-7, Mortgage Pass-Through Certificates, Series 2006-7

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
(Exact name of registrant as specified in its charter)

Delaware	333-132232	30-0183252

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue New York, New York		10l79

(Address of Principal Executive Offices)		(Zip Code)

Registrants telephone number, including area code, is (212) 272-2000

Items 1 through 7 are not included because they are not applicable.

Item 8.01.	Other Events.

On October 31, 2006, Structured Asset Mortgage Investments II Inc. caused the issuance and sale of the Bear Stearns Alt-A Trust 2006-7, Mortgage Pass-Through Certificates, Series 2006-7, pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2006, among Structured Asset Mortgage Investments II Inc., as depositor, Citibank, N.A., as trustee, Wells Fargo Bank, National Association, as master servicer and securities administrator and EMC Mortgage Corporation as sponsor and company.

Item 9.01.	Financial Statements and Exhibits.

	(a)	Not applicable

	(b)	Not applicable

	(c)	Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Sequentially
Exhibit	Numbered
Number	Exhibit Page

10.1       Amendment No. 1 to Pooling and Servicing Agreement, dated as of October 1, 2006, among Structured Asset Mortgage Investments II Inc., as depositor, Citibank, N.A., as trustee, Wells Fargo Bank, National Association, as master servicer and securities administrator and EMC Mortgage Corporation, as sponsor and company.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE
INVESTMENTS II INC.

By: /s/ Baron Silverstein
Name: Baron Silverstein
Title: Vice President

Dated: February 6, 2007

[8-K – PSA]

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page

1	4	Amendment No. 1 to Pooling and Servicing Agreement	5

EXHIBIT 1

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,

Depositor

CITIBANK, N.A.,

Trustee

WELLS FARGO BANK, NATIONAL ASSOCIATION,

Master Servicer and Securities Administrator

EMC MORTGAGE CORPORATION,

Sponsor and Company

AMENDMENT NO. 1

dated as of February 6, 2007

Amending the

POOLING AND SERVICING AGREEMENT

among the Depositor, the Trustee, the Master Servicer, the Securities Administrator, the Company and the Sponsor

Dated as of October 1, 2006

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

Bear Stearns Alt-A Trust, 2006-7,

Mortgage Pass-Through Certificates, Series 2006-7

AMENDMENT NO. 1 ("Amendment"), dated as of the 6th day of February, 2007, to the Agreement (defined below). Capitalized terms used herein shall have the meanings given thereto in the Agreement.

WHEREAS, STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as depositor (the "Depositor"), CITIBANK, N.A., as trustee (the “Trustee”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as master servicer (in such capacity, the "Master Servicer”), and as securities administrator (in such capacity, the “Securities Administrator”) and EMC MORTGAGE CORPORATION, as sponsor (in such capacity, the “Sponsor”), and as company (in such capacity, the “Company” or “EMC”), entered into a Pooling and Servicing Agreement, dated as of October 1, 2006 (the "Agreement"), providing for the issuance of Bear Stearns ALT-A Trust 2006-7, Mortgage Pass-Through Certificates Series 2006-7 (the “Certificates”); and

WHEREAS, Section 11.02(a)(ii) and Section 11.02(a)(iii) of the Agreement permits the amendment of the Agreement by the Company, Depositor, the Master Servicer, the Securities Administrator and the Trustee, without notice to or the consent of any of the Certificateholders, to correct or supplement any provisions of the Agreement that may be defective or inconsistent with any other provisions of the Agreement and to conform any provisions in the Agreement to the provisions in the Prospectus; and

WHEREAS, an Opinion of Independent Counsel has been rendered to the effect that, based on the qualifications and assumptions set forth therein, the Amendment is permitted and not prohibited by the Agreement; and

WHEREAS, the execution of this Amendment has been duly authorized by the Company, Depositor, the Master Servicer, the Securities Administrator and the Trustee; and

NOW THEREFORE, the Company, Depositor, the Master Servicer, the Securities Administrator and the Trustee hereby agree as follows:

Section 1. The Agreement is hereby amended as follows:

(i)           The definition of "Party Partcipating in the Servicing Function" in Article I of the Agreement is hereby deleted in its entirety and replaced with the following (emphasis added to revisions):

Party Participating in the Servicing Function: Any Person performing any of the responsibilities set forth in Exhibit ~~K~~M.

(ii)          The definition of "Prepayment Interest Shortfall" in Article I of the Agreement is hereby deleted in its entirety and replaced with the following (emphasis added to revisions):

Prepayment Interest Shortfall: With respect to any Distribution Date, for each Mortgage Loan that was the subject of a ~~Partial~~ partial Principal Prepayment or a Principal Prepayment in full during the related Prepayment Period (other than a Principal

Prepayment in full resulting from the purchase of a Group I Mortgage Loan pursuant to Section 2.02, 2.03, 3.21 or 10.01 hereof), the amount, if any, by which (i) one month’s interest at the applicable Net Rate on the Stated Principal Balance of such Group I Mortgage Loan immediately prior to such prepayment or in the case of a ~~Partial~~ partial Principal Prepayment on the amount of such prepayment exceeds (ii) the amount of interest paid or collected in connection with such Principal Prepayment less the sum of (a) any Prepayment Charges and (b) the related Servicing Fee.

(iii)        The definition of "Prepayment Period" in Article I of the Agreement is hereby deleted in its entirety and replaced with the following (emphasis added to revisions):

Prepayment Period: With respect to the Mortgage Loans for which EMC is the Servicer and with respect to ~~a~~ any Distribution Date and (i) Principal Prepayments in full, the period from the sixteenth day of the calendar month preceding the calendar month in which such Distribution Date occurs through the close of business on the fifteenth day of the calendar month in which such Distribution Date occurs, and (ii) Liquidation Proceeds, Realized Losses, Subsequent Recoveries and ~~Partial~~ partial Principal Prepayments, the prior calendar month; and in the case of the Mortgage Loans for which EMC is not the Servicer, such period as is provided in the related Servicing Agreement with respect to the related Mortgage Loans.

(iii)        The fifth clause in the definition of "Principal Funds" in Article I of the Agreement is hereby deleted in its entirety and replaced with the following (emphasis added to revisions):

5.

all Liquidation Proceeds collected during the related Prepayment Period (or in the case of Subsequent Recoveries, during the related ~~Prepayment Period~~calendar month) on the Group I Mortgage Loans, to the extent such Liquidation Proceeds relate to principal, less all related Nonrecoverable Advances relating to principal reimbursed during the related Due Period, and

(iv)         The definition of "Stepdown Date" in Article I of the Agreement is hereby deleted in its entirety and replaced with the following (emphasis added to revisions):

Stepdown Date: The earlier to occur of (i) the Distribution Date on which the aggregate Certificate Principal Balance of the Class I-A Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date in ~~October~~November 2009 and (b) the first Distribution Date on which the sum of the aggregate Certificate Principal Balance of the Class I-M-1, Class I-M-2, Class I-B-1, Class I-B-2, and Class I-B-3 Certificates and the Overcollateralization Amount divided by the Stated Principal Balance of the Mortgage Loans for such Distribution Date is greater than or equal to 14.90%.

(v)          Section 3.17(b) of the Agreement is hereby deleted in its entirety and replaced with the following (emphasis added to revisions):

(b)          A statement by such officer that such Attesting Party used the Servicing Criteria attached as Exhibit ~~K~~M hereto, and which will also be attached to the Assessment of Compliance, to assess compliance with the Servicing Criteria applicable to the related Attesting Party;

(vi)         The second paragraph of Section 3.17 of the Agreement is hereby deleted in its entirety and replaced with the following (emphasis added to revisions):

Such report at a minimum shall address each of the Servicing Criteria specified on Exhibit ~~K~~M hereto that are indicated as applicable to the related Attesting Party.

(vii)       The fourth paragraph of Section 3.17 of the Agreement is hereby deleted in its entirety and replaced with the following (emphasis added to revisions):

The Master Servicer shall enforce the obligation of each Servicer to deliver to the Securities Administrator, the Master Servicer and the Depositor an Assessment of Compliance and Attestation Report as and when provided in the related Servicing Agreement. Each of  the Company, the Master Servicer and the Securities Administrator shall cause, and the Master Servicer shall enforce the obligation (as and when provided in the related Servicing Agreement) of each Servicer to cause, any subservicer and each subcontractor (to the extent such subcontractor is determined by the Company, the Master Servicer or the Securities Administrator, as applicable, to be a Party  Participating in the Servicing Function within the meaning of Item 1122 of Regulation AB) that is engaged by the Company, such Servicer, the Master Servicer or the Securities Administrator, as applicable, to deliver to the Securities Administrator, the Master Servicer and the Depositor an Assessment of Compliance and Attestation Report as and when provided above. Such Assessment of Compliance, as to any subservicer or subcontractor, shall at a minimum address each of the Servicing Criteria specified on Exhibit ~~K~~M hereto that are indicated as applicable to any “primary servicer” to the extent such subservicer or subcontractor is performing any servicing function for the party who engages it and to the extent such party is not itself addressing the Servicing Criteria related to such servicing function in its own Assessment of Compliance. The Securities Administrator shall confirm that each of the Assessments of Compliance delivered to it, taken as a whole, address all of the Servicing Criteria and taken individually address the Servicing Criteria for each party as set forth on Exhibit M and notify the Depositor of any exceptions. Notwithstanding the foregoing, as to any subcontractor (as defined in the related Servicing Agreement), an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.

(viii)      Section 6.02(a)(i)(H) of the Agreement is hereby deleted in its entirety and replaced with the following (emphasis added to revisions):

(H)         On each Distribution Date, any Available Funds remaining after payment of interest and principal to the Classes of Group II Certificates entitled thereto, will be distributed to the Residual Certificates; provided that if on any Distribution Date there are any Available Funds for any Sub-Loan Group in Loan Group II remaining after payment of interest and principal to the Group II Certificates entitled thereto, such amounts will be distributed to the other Classes of Group II Senior Certificates, pro rata, based upon their respective Certificate Principal Balances, until all amounts due to all Classes of Group II Senior Certificates have been paid in full based upon their respective Certificate Principal Balances and then to any Group II Subordinate Certificates (unless otherwise described herein), before any remaining Available Funds are distributed in accordance with this clause to the Residual Certificates.

(ix)         The last paragraph of Section 8.01 of the Agreement is hereby deleted in its entirety and replaced with the following (emphasis added to revisions):

Notwithstanding the foregoing, if an Event of Default described in clause (fg) of this Section 8.01 shall occur, the Trustee shall, by notice in writing to the Master Servicer, which may be delivered by telecopy, immediately terminate all of the rights and obligations of the Master Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Certificateholder or to reimbursement of Monthly Advances and other advances of its own funds, and the Trustee, in its capacity as successor Master Servicer (or such successor Master Servicer appointed by the Depositor, as the case may be), shall act as provided in Section 8.02 to carry out the duties of the Master Servicer, including the obligation to make any Monthly Advance the nonpayment of which was an Event of Default described in clause (~~f~~g) of this Section 8.01. Any such action taken by the Trustee, in its capacity as successor Master Servicer (or such successor Master Servicer appointed by the Depositor, as the case may be), must be prior to the distribution on the relevant Distribution Date.

(x)          Section 9.06(c) of the Agreement is hereby deleted in its entirety and replaced with the following (emphasis added to revisions):

The Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund may at any time remove the Trustee or the Securities Administrator and appoint a successor Trustee or Securities Administrator by written instrument or instruments, in quintuplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, the Master Servicer, the Securities Administrator (if the Trustee is removed), the Trustee (if the Securities Administrator is removed), and the Trustee or Securities Administrator so removed and the successor so appointed. In the event that the Trustee or Securities Administrator is removed by the Holders of Certificates in accordance with this Section ~~9.08~~9.06(c), the Holders of such Certificates shall be responsible for paying any compensation payable hereunder to a successor Trustee or successor Securities Administrator, in excess of the amount paid hereunder to the predecessor Trustee or predecessor Securities Administrator, as applicable.

(xi)         Section 9.07(b) of the Agreement is hereby deleted in its entirety and replaced with the following (emphasis added to revisions):

(b)          No successor Trustee or Securities Administrator shall accept appointment as provided in this Section ~~9.09~~9.07 unless at the time of such acceptance such successor

Trustee or Securities Administrator shall be eligible under the provisions of Section ~~9.06~~9.04.

(xii)       Section 9.07(c) of the Agreement is hereby deleted in its entirety and replaced with the following (emphasis added to revisions):

(c)          Upon acceptance of appointment by a successor Trustee or Securities Administrator as provided in this Section ~~9.09~~9.07, the successor Trustee or Securities Administrator shall mail notice of the succession of such Trustee or Securities Administrator hereunder to all Certificateholders at their addresses as shown in the Certificate Register and to the Rating Agencies. The Company shall pay the cost of any mailing by the successor Trustee or Securities Administrator.

(xiii)      Section 9.08 of the Agreement is hereby deleted in its entirety and replaced with the following (emphasis added to revisions):

Section 9.08 Merger or Consolidation of Trustee or Securities Administrator. Any state bank or trust company or national banking association into which the Trustee or the Securities Administrator may be merged or converted or with which it may be consolidated or any state bank or trust company or national banking association resulting from any merger, conversion or consolidation to which the Trustee or the Securities Administrator, respectively, shall be a party, or any state bank or trust company or national banking association succeeding to all or substantially all of the corporate trust business of the Trustee or the Securities Administrator, respectively, shall be the successor of the Trustee or the Securities Administrator, respectively, hereunder, provided such state bank or trust company or national banking association shall be eligible under the provisions of Section ~~9.06~~9.04. Such succession shall be valid without the execution, delivery of notice or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

(xiv)      Section 9.09(a) of the Agreement is hereby deleted in its entirety and replaced with the following (emphasis added to revisions):

(a)          Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or property constituting the same may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the Depositor to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section ~~9.11~~9.09, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable.

(xv)        Section 9.09(c) of the Agreement is hereby deleted in its entirety and replaced with the following (emphasis added to revisions):

(c)          No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section ~~9.06~~9.04 hereunder and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.08 hereof.

Section 2.

This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their officers thereunto duly authorized and their seal, duly attested, to be hereunto affixed, all as of the day and year first above written.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as Depositor

By: /s/ Baron Silverstein
Name: Baron Silverstein
Title: Senior Managing Director
CITIBANK, N.A., as Trustee

By: /s/ John Hannon
Name: John Hannon
Title: Vice President
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Master Servicer and Securities Administrator

By: /s/ Stacey M. Taylor
Name: Stacey M. Taylor
Title: Vice President
EMC MORTGAGE CORPORATION, as Sponsor and Company

By: /s/ Debbie Pratt
Name: Debbie Pratt
Title: Senior Vice President

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 6th day of February, 2007, before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a Senior Managing Director of Structured Asset Mortgage Investments II Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Michelle Sterling

Notary Public

[Notarial Seal]

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 6th day of February, 2007, before me, a notary public in and for said State, personally appeared John Hannon, known to me to be a Vice President of Citibank, N.A., the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Zenaida Santiago

Notary Public

[Notarial Seal]

STATE OF MARYLAND	)
) ss.:
COUNTY OF HOWARD	)

On the 6th day of February, 2007, before me, a notary public in and for said State, personally appeared Stacey M. Taylor, known to me to be a Vice President of Wells Fargo Bank, National Association, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Jennifer Richardson

Notary Public

[Notarial Seal]

STATE OF TEXAS	)
) ss.:
COUNTY OF DALLAS	)

On the 6th day of February, 2007, before me, a notary public in and for said State, personally appeared Debbie Pratt, known to me to be a Senior Vice President of EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Alfie D. Kearney

Notary Public

[Notarial Seal]